UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 25, 2016

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (877) 483-6827

Not Applicable
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Closing of the Offering of 3.125% Senior Notes due 2023

On June 2, 2016, Ventas Realty, Limited Partnership (“Ventas Realty”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $400 million aggregate principal amount of its 3.125% Senior Notes due 2023 (the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-202586) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on March 6, 2015.  The Notes were sold pursuant to an Underwriting Agreement dated May 25, 2016 (the “Underwriting Agreement”) among Ventas Realty, the Company, and the underwriters named therein.

The Notes were issued under the Indenture dated as of July 16, 2015 (the “Base Indenture”), as amended by the Second Supplemental Indenture dated as of June 2, 2016 (the “Second Supplemental Indenture”), among Ventas Realty, the Company and U.S. Bank National Association, as trustee.

Copies of the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture are filed or incorporated by reference herewith as Exhibits 1.1, 4.1 and 4.2, respectively.

Results of Tender Offer for 1.55% Senior Notes due 2016

On June 2, 2016, the Company announced the results of the previously announced cash tender offer (the “Tender Offer”) by Ventas Realty, for any and all of the outstanding $550 million aggregate principal amount of 1.55% Senior Notes due 2016 issued by Ventas Realty, which are fully and unconditionally guaranteed by the Company. The Tender Offer expired at 5:00 p.m., New York City time, on June 1, 2016. A copy of the press release, dated June 2, 2016, announcing the results of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Shell Company Transactions.

Not applicable.

(d)                                 Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement dated May 25, 2016 among Ventas Realty, Limited Partnership, Ventas, Inc. and the Underwriters named therein relating to the 3.125% Senior Notes due 2023.

4.1	Indenture dated as of July 16, 2015 by and among Ventas, Inc., Ventas Realty, Limited

Partnership, the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on July 16, 2015).

4.2

Second Supplemental Indenture dated as of June 2, 2016 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 3.125% Senior Notes due 2023.

5.1	Opinion of Sidley Austin LLP regarding the 3.125% Senior Notes due 2023.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated June 2, 2016, announcing the results of the Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: June 2, 2016	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Ethics and Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated May 25, 2016 among Ventas Realty, Limited Partnership, Ventas, Inc. and the Underwriters named therein relating to the 3.125% Senior Notes due 2023.

4.1

Indenture dated as of July 16, 2015 by and among Ventas, Inc., Ventas Realty, Limited Partnership, the Guarantors named therein and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on July 16, 2015).

4.1

Second Supplemental Indenture dated as of June 2, 2016 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 3.125% Senior Notes due 2023.

5.1	Opinion of Sidley Austin LLP regarding the 3.125% Senior Notes due 2023.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated June 2, 2016, announcing the results of the Tender Offer.